Exhibit 32.2

CERTIFICATION PURSUANT TO

RULE 13a-14(b) UNDER THE

SECURITIES EXCHANGE ACT OF 1934

In connection with the Quarterly Report of First Security Group, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John R. Haddock, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 16, 2011	/s/ John R. Haddock
John R. Haddock
Secretary, Chief Financial Officer & Executive Vice President

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.